UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010

Attitude Drinks Incorporated

(Exact name of registrant as specified in its charter)

Delaware	(000-52904)	65-0109088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

10415 Riverside Drive # 101, Palm Beach Gardens, Florida 33410-4237

(Address of principal executive offices) (Zip Code)

Telephone number: (561) 799-5053

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

Effective May 17, 2010, Attitude Drinks, Incorporated (the “Company”) dismissed KBL, LLP (“KBL”) as our independent registered public accounting firm. The decision to change accounting firms was recommended and approved by our Board of Directors.

KBL was engaged as the Company’s independent registered public accounting firm on March 18, 2009 for the Company’s fiscal year ended March 31, 2009. KBL provided a report on the Company’s consolidated balance sheets as of March 31, 2009 and 2008, and the related consolidated statements of operations, stockholders’ deficit and cash flows for the year ended March 31, 2009 and for the period from June 18, 2007 (Inception) to March 31, 2008, and for the period from June 18, 2007 (Inception) to March 31, 2009.

Except as noted below, KBL’s report on our consolidated financial statements for the fiscal years ended March 31, 2009 and March 31, 2008, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The report of KBL on our consolidated financial statements as of and for the years ended March 31, 2009 and March 31, 2008, contained an explanatory paragraph which noted that there is a substantial doubt about the Company’s ability to continue as a going concern as, among other factors, the Company has incurred significant recurring losses from operations since inception and is dependent on outside sources of financing for the continuation of its operations.  Our financial statements for the previous two fiscal years did not include any adjustments that may result from the outcome of these uncertainties.

During the fiscal year ended March 31, 2009, and through May 17, 2010 and for the fiscal year ended March 31, 2008, there were no disagreements between us and KBL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KBL’s satisfaction, would have caused them to make reference thereto in their report on the Company’s consolidated financial statements for such years.  Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We provided KBL with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that KBL furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated May 20, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Effective May 17, 2010, the Company engaged Meeks International, LLC (“Meeks”) as its independent registered public accounting firm to audit the Company’s financial statements for the year ended March 31, 2010.

Prior to engaging Meeks, we did not consult with Meeks regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered by Meeks on the Company’s financial statements, and Meeks did not provide any written reports or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue. As a point of clarification of the foregoing, Charlie Meeks, the managing partner of the Tampa office of KBL and the auditors at the Tampa office of KBL previously working on the Company’s account, left KBL and are part of the newly formed firm of Meeks, an unaffiliated entity.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                   Description

16.1                                Letter  from KBL, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010

ATTITUDE DRINKS INCORPORATED

By: /s/ Roy G. Warren
Name: Roy G. Warren
Title: Chief Executive Officer